MARSHALL FUNDS, INC.

Marshall Equity Income Fund Marshall Large-Cap Growth & Income Fund Marshall Mid-Cap Value Fund Marshall Mid-Cap Growth Fund Marshall Small-Cap Growth Fund Marshall International Stock Fund Marshall Short-Term Income Fund Marshall Intermediate Bond Fund Marshall Government Income Fund Marshall Intermediate Tax-Free Fund Marshall Money Market Fund

Supplement (as applicable) to Class A Shares Prospectus and Statement of Additional Information dated January 31, 1999 and Class Y Shares Prospectus and Statement of Additional Information dated December 31, 1998 (Revised January 31,
1999)


        At an annual meeting of shareholders to be held on April 30, 1999, shareholders of Marshall Funds, Inc. (the "Corporation") will be asked to vote on the changes described below. If approved by shareholders, these changes will take effect as of April 30, 1999. Shareholders will be notified if any of these changes are not approved. Please keep this supplement for your records.

Shareholders will be asked to consider and vote upon the following matters:

o       To elect six (6) Directors of the Corporation.

o To make a change to the fundamental investment objective of the MARSHALL MID-CAP VALUE FUND ("MID-CAP VALUE FUND"). o To ratify the selection of Arthur Andersen LLP as the Corporation's independent auditors.

o To approve a new Sub-Advisory Contract between M&I Investment Management Corp. and BPI Global Asset Management LLP, on behalf of MARSHALL INTERNATIONAL STOCK FUND ("INTERNATIONAL STOCK FUND").

o

1. The following persons will be nominated as Directors of the Corporation (an asterisk (*) indicates the nominee is an "interested person"):

JOHN DEVINCENTIS

4700 21st Street
Racine, Wisconsin, 53406
Age:  65
Director of the Corporation

Independent Financial Consultant; Retired, formerly Senior Vice President of Finance, In-Sink-Erator Division of Emerson Electric.

JAMES MITCHELL

4051 North 27th Street
Milwaukee, Wisconsin 53216

Age:  52

Group Vice President, Citation Corporation; formerly President and Chief Executive Officer, Interstate Forging Industries; formerly Chairman, Ayrshire Precision Engineering.

DUANE E. DINGMANN

1631 Harding Avenue
Eau Claire, Wisconsin 54701

Age:  68

Retired; formerly, President and owner, Trubilt Auto Body, Inc. and Telephone Specialists, Inc.; formerly owner, Don the Muffler Man.

BARBARA J. POPE

115 South LaSalle Street
Suite 2285
Chicago, Illinois 60603

Age:  51

President, Barbara J. Pope, P.C., a financial consulting firm; President, Sedgwick Street Partners LLC; general partner of a private investment partnership.

JOHN M. BLASER*

1000 North Water Street
Milwaukee, Wisconsin, 53202

Age:  42
President and Director

Vice President, Marshall & Ilsley Trust Company; formerly, Partner, Artisan Partners, L.P.; formerly, Chief Financial Officer and Principal Administrative Officer, Artisan Funds; formerly, Senior Vice President, Kemper Securities.

DAVID W. SCHULZ*

1000 North Water Street
Milwaukee, Wisconsin, 53202

Age: 41

President and Director, M&I Investment Management Corp.; Vice President, Marshall & Ilsley Trust Company.

2. It is proposed that the fundamental investment objective of the MID-CAP VALUE FUND be changed by deleting "current income" such that the fund's objective is "to provide capital appreciation".

3. It is proposed that Arthur Andersen LLP be ratified as the Corporation's independent auditors.

4. It is proposed that BPI Global Asset Management LLP replace Templeton Investment Counsel, Inc. as the sub-adviser to the INTERNATIONAL STOCK FUND. BPI Global Asset Management LLP ("BPI"), headquartered in Orlando, Florida, provides portfolio management services for investment companies, corporations, trusts, estates, pension and profit sharing plans, individuals, and other institutions located in both Canada and the United States, and is an investment adviser registered with the U.S. Securities and Exchange Commission. BPI was formed in March 1997 as a Delaware limited liability partnership between BPI Global Holdings USA, Inc. ("BPI Holdings") as a 51% partner, and JBS Advisors, Inc. ("JBS") as a 49% partner. BPI Holdings is a wholly-owned subsidiary of BPI Global Holdings, Inc., which is a wholly-owned subsidiary of BPI Financial Corporation, located at Toronto, Ontario (Canada). JBS is owned by BPI's portfolio managers and its President. BPI is the investment adviser to 10 mutual fund portfolios (9 in Canada and 1 in the United States) with approximately $1.25 billion of total assets under management.

     The portfolio manager for the INTERNATIONAL STOCK FUND is expected to be Dan Jaworski. From June 1993 to December 1994, Mr. Jaworski was a portfolio manager at Lazard Freres & Co., and from January 1995 to March 1997 was a portfolio manager at STI Capital Management. In March 1997, Mr. Jaworski founded and became a managing Director and the Chief Investment Officer of BPI Global Asset Management LLP. Mr. Jaworski received a B.A. in Economics and Computer Science in 1987 from Concordia College, and received his M.B.A. in Finance from the University of Minnesota in 1988.

                                 March 29, 1999

Marshall Funds Investor Services
1000 North Water Street

P.O. Box 1348
Milwaukee, WI  53201-1348

414-287-8555 or 800-236-FUND (3863)

Internet address:  http://www.marshallfunds.com

TDD:  Speech and Hearing Impaired Services
1-800-209-3520

G02602-02 (3/99)